                                                                    EXHIBIT 99.6

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003
                                   (UNAUDITED)
                                 (In thousands)

                                                             Pro Forma
                                               Historical   Adjustments   Pro Forma
                                               ----------   -----------   ---------
ASSETS
Current Assets:
   Cash and cash equivalents................    $ 18,256     $  3,947 (a)  $ 22,203
   Accounts receivable, net.................      54,384       (4,161)(b)    50,223
   Inventories..............................      74,102      (10,053)(b)    64,049
   Prepaid expenses and other current
     assets ................................      12,263       (1,798)(b)    10,465
                                                --------     --------      --------
     Total current assets...................     159,005      (12,065)      146,940
Goodwill....................................      43,646       (8,500)(c)    35,146
Property, plant and equipment, net..........      65,358       (3,273)(b)    62,085
Other assets................................      24,626       (2,649)(b)    21,977
                                                --------     --------      --------
     Total..................................    $292,635     $(26,487)     $266,148
                                                ========     ========      ========

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities:
   Short-term debt and current portion of
     long-term debt.........................    $  7,588     $   (108)(b)  $  7,480
   Accounts payable                               40,242        2,839 (b)    43,081
   Accrued expenses.........................      15,085       (3,274)(b)    11,811
   Other current liabilities................       2,442         (244)(b)     2,198
                                                --------     --------      --------
     Total current liabilities .............      65,357         (787)       64,570
                                                --------     --------      --------

Long-term Liabilities:
   Long-term debt...........................     161,672         (435)(b)   161,237
   Accrued pension liabilities..............      52,028      (12,193)(b)    39,835
   Environmental liabilities, net ..........      27,485       (2,574)(b)    24,911
   Other liabilities........................       1,436         (479)(b)       957
                                                --------     --------      --------
     Total long-term liabilities............     242,621      (15,681)      226,940
                                                --------     --------      --------

     Total liabilities......................     307,978      (16,468)      291,510

Minority Interest...........................         511           --           511

Shareholder's deficit.......................     (15,854)     (10,019)(d)   (25,873)
                                                --------     --------      --------
     Total..................................    $292,635     $(26,487)     $266,148
                                                ========     ========      ========

-----------------------------------

(a) Reflects the following:

    Elimination of existing cash balances of EWW and TMS ........          $ (6,053)
    Cash proceeds from the sale of the above companies ..........            10,000
                                                                           --------
                                                                           $  3,947
                                                                           ========

(b) Reflects balances of EWW and TMS.

(c) Goodwill relating to EWW.

(d) Reflects the following:

    Difference between proceeds and net book value of EWW and
      TMS as if the transaction occurred on June 30, 2003 .......          $(10,019)
                                                                           ========